Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Compuware Corporation (the “Company”) on Form 10-K for the period ending March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Robert C. Paul, President and Chief Executive Officer of the Company, and Joseph R. Angileri, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Paul

Robert C. Paul
President and Chief Executive Officer
May 30, 2014

/s/ Joseph R. Angileri

Joseph R. Angileri
Chief Financial Officer
May 30, 2014